Investor Presentation Spring 2021

Safe Harbor This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. DMS’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. These forward statements are often identified by words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions. These forward-looking statements include, without limitation, DMS’s expectations with respect to its future performance and its ability to implement its strategy, and are based on the beliefs and expectations of our management team from the information available at the time such statements are made. . These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside DMS’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) changes in client demand for our services and our ability to adapt to such changes; (2) the entry of new competitors in the market; (3) the ability to maintain and attract consumers and advertisers in the face of changing economic or competitive conditions; (4) the ability to maintain, grow and protect the data DMS obtains from consumers and advertisers; (5) the performance of DMS’s technology infrastructure; (6) the ability to protect DMS’s intellectual property rights; (7) the ability to successfully source and complete acquisitions and to integrate the operations of companies DMS acquires, including the recent Aimtell/PushPros acquisition; (7) the ability to maintain adequate internal controls over financial and management systems; (8) changes in applicable laws or regulations and the ability to maintain compliance; (9) our substantial levels of indebtedness; (10) volatility in the trading price on NYSE of our common stock and warrants; and (11) other risks and uncertainties indicated from time to time in DMS’s filings with the SEC, including its registration statement, filed on August 7, 2020, including those under “Risk Factors” and DMS’s other filings with the SEC. There may be additional risks that we consider immaterial or which are unknown, and it is not possible to predict or identify all such risks. DMS cautions that the foregoing list of factors is not exclusive. DMS cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. DMS does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. 2 Non-GAAP Financial Measures In addition to results presented in accordance with GAAP, this presentation includes non-GAAP financial measures. The company uses these financial measures, to analyze and compare its financial condition and results of operations in a meaningful and consistent manner. We use these financial measures to assess our operating performance and we believe that they provide useful information to investors regarding DMS’s operating performance. DMS believes that these measures are used by many investors, analysts and rating agencies as a measure of performance. Financial measures that are not U.S. GAAP should not be considered as alternatives to net income, reported revenue, operating income, or any other performance measures derived in accordance with GAAP as measures of operating performance. Non-GAAP measures have limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of our results as reported under GAAP. Because of these limitations, management relies primarily on its GAAP results and uses Adjusted Revenue, Adjusted EBITDA, Adjusted Revenue Growth, Adjusted EBITDA, Adjusted EBITDA Margin, Unlevered Free Cash Flow, Adjusted EPS, Pro Forma Revenue and other non-GAAP measures only as a supplement. Where not included in the presentation directly, a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures can be found in the Appendix of this presentation.

Company Overview 3

The DMS Opportunity

Digital Media Solutions (NYSE: DMS)

1	Leading provider of technology-enabled, data-driven digital performance advertising solutions connecting consumers and advertisers.
2	Superior business model driven by our proprietary (i) first-party, consented database of known users and (ii) advanced technology and software tools which economically deliver customers and near customers to our advertiser clients.
3	Significant exposure to the online insurance end market, including auto, health, life and home, which is in the very early stages of growth.
4	Universally applicable DMS solutions also serve other large and growing end markets, including ecommerce, health & wellness, consumer finance and education, which collectively represent ~$80B[1] in digital ad spend in 2021.
5	Long-term track record of strong revenue growth and profitability; 2017-2020 CAGRs of ~71% for Net Revenue and ~74% for EBITDA
6	Demonstrated track record of accretive M&A further accelerating revenue growth and profitability.

DMS At A Glance

2020 Financial Summary

Record Adj. Revenue[2] $341.2MM

Record Adj. EBITDA[2] $54.6MM

Q4 2020 Organic Growth 38%

Adj. EBITDA Margin[2] 16.0%

Unlevered FCF Conversion[2] $44.2MM (>80%)

Key Stats

~400 Employees

~275 Advertiser Clients

90%+ Consumer Retention Rate

48% YTD Revenue from Insurance Vertical

4,679 Insurance Agent Clients

[1]Statista.

[2]This is a non-GAAP financial measure. 2020 GAAP Revenue was $333.4MM. 2020 GAAP Revenue Growth was 39.9% YoY. 2020 GAAP Gross Margin was 29.6%. GAAP Net Loss was $2.2MM. GAAP Cash Flow from Operations was $17.8MM.

4

Digital Media Solutions®

5 Founder-Led Management Team With Proven Track Record Joe Marinucci, CEO • Co-Founder, CEO, Board Member of DMS • For more than 20 years, Joe has been an industry leader in helping advertisers generate substantial and consistent ROI on their marketing spend Fernando Borghese, COO • Co-Founder, COO, Board Member of DMS • Current Board Member of LeadsCouncil • Nearly 20 years of experience in performance marketing, scaling businesses and building high-performing teams that deliver measurable impact Randy Koubek, CFO • Last day: 3/12/2021 Vasundara Srenivas, CFO • Former CFO of Boeing Capital Corporation • Joins DMS as CFO on 3/13/2021 • More than 20 years of financial & accounting leadership

6 Leveraging our performance- based model, DMS delivers customers & near customers to our digital advertiser clients. • Marketplace solutions • Brand-direct solutions • Other solutions, including SaaS For The Consumer For The Advertiser Through our marketplaces and brand-direct campaigns, DMS increases consumer access to branded products, services, promotions and savings opportunities. Removes friction from advertising ecosystem by delivering the right message to the right person at the right time to provide value to consumers (and advertisers alike). Providing Value To Consumers & Large Brands DMS Value Proposition

Connecting our first-party data and our proprietary tech stack with our expansive digital media reach enables us to use insights and signals across digital channels to get the right message to the right person at the right time to boost advertising ROI for our advertiser clients, resulting in successful connections of customers and near customers with our advertising clients. 7 DMS delivers customers & near customers to our digital advertiser clients How Do We Do It? + FIRST-PARTY DATA ASSET PROPRIETARY TECH + EXPANSIVE DIGITAL MEDIA REACH Strategic Partner Providing Digital Performance Advertising To Large Brands

Expansive Media Reach: 70% of U.S. Adults We target audiences where they spend their time & engage high-intent consumers when they are ready to take action. SOCIAL MEDIA ● SEARCH ● DISPLAY/PROGRAMMATIC ● EMAIL ● PUSH ● CONNECTED TV

• One-to-One Solution: One consumer connected to one advertiser client • Advertiser-Branded Campaigns: Ads & creative elements branded based on advertiser client specifications • One-to-Many Solution: One consumer connected to multiple relevant advertiser clients • Marketplace-Branded Campaigns: Ads & creative elements branded to match DMS marketplaces + FIRST-PARTY DATA ASSET PROPRIETARY TECH + EXPANSIVE DIGITAL MEDIA REACH Both DMS Brand-Direct Solutions and DMS Marketplace Solutions represent pay-for-performance campaigns powered by the unique combination of our first-party data asset, proprietary technology and expansive media reach. DMS Brand-Direct Solutions DMS Marketplace Solutions 9

Powerful Solutions Helping Brands Acquire Customers

DMS Business Mix[1]
(% of Revenue)



MediaAlpha
LiveRamp
SelectQuote
eHealth
QuinStreet
ANGI HOMESERVICES
EVERQUOTE
lendingtree
theTradeDesk
Fortune 100 Insurance Agency
Numerous Ecommerce Brands
Top 3 U.S. Mortgage Lender
Top 3 U.S. Auto Insurer
Leading Home Security Company
Top 100 U.S. University
Top U.S. Home Services Company
Leading U.S. Auto Insurer
Fortune 50 Beverage Brand
Other 3%
Marketplace Solutions 43%
Brand-Direct Solutions 54%
DMS Key Customers
DMS Key Comparables

Digital Media Solutions

Brand-Direct Solutions

- Customized programs; DMS controls advertising spend across channels (search, social, display, etc.)
- DMS provides end-to-end capabilities to deliver customers and near customers to the brand
- DMS leverages first-party database to target the most likely customers and convert them to paying customers for our advertiser clients

Marketplace Solutions

- Consumer audiences attracted to DMS-owned websites relevant to specific verticals such as: insurance and home services
- Relevant advertiser client offers presented to consumers
- Consumer audiences converted to customers leveraging DMS first-party data (targeting based on billions of precedent engagements)
- Refine DMS database in real time via 100% transparent feedback loop

Other[2]

- White-labeling of DMS proprietary technology to enable DMS advertiser clients to manage, optimize, track campaigns
- Creates extremely sticky relationships due to embedded nature of SaaS product within client marketing processes
- Exclusive, long-term contractual relationships for software; leads to high ability to cross-sell solutions

10

[1]Mix is based upon GAAP-reported revenue for FY 2020.
[2]Includes software and marketing services.

Growing Across DMS Solutions +24% Top 20 Advertiser Client Adjusted Revenue1 Growth 2019-2020 +173% Top 20 Advertiser Client Adjusted Revenue1 Growth 2019-2020 +7% Top 20 Advertiser Client Adjusted Revenue1 Growth 2019-2020 BRAND-DIRECT MARKETPLACE OTHER 11 1Net of estimated intercompany eliminations. 2Adjusted Revenue is a non-GAAP measure. Compares to GAAP. Other total segment revenue growth of 65%.

DMS Flywheel Impact: Growth >> Results >> Growth Scaling Advertiser Client Media Spend More Consumer Interactions >> Growing DMS Data Asset Continually Improved Audience Targeting: Right Offer > Right Person > Right Place > Right Time Conversion Rates & Advertiser Client ROI Growth >> Results >> Growth The Flywheel Creates Growth & Consistency Among Top 20 Advertisers • 95% retention of top 20 advertiser clients across all verticals from 2019 to 2020 • Revenue share from top 20 clients grew from 41.4% in 2019 to 52.5% in 2020 • 100% retention of top 20 insurance advertiser clients from 2019 to 20201 • Revenue from top 20 insurance clients grew 22% from 2019 to 20201 12 1FY19 includes Pro Forma Revenue for Q4 2019 acquisition pre-ownership period (1/1-10/31/19).

Rising Engagement Scores Underscore The Flywheel Impact 13 • 25+ billion daily impressions in the U.S.1 • DMS represents 7 billion quarterly impressions across all solution lines (0.3% of worldwide market) • DMS has significant room to grow, but no intentions scale with impressions that are not impactful • DMS measures performance based on engagement, not impressions • Engagement volume represents the number of times consumers interact with DMS ads • The CES score is the share of DMS impressions that result in engagements • Typically, as impression volume scales, engagement declines because of media waste, but… For DMS, as impression volume scales, engagement grows because of the flywheel impact and our ability to target the right people in the right places at the right time and with the right messages. 47% 69% DMS Consumer Engagement Score 1This is the DMS approximation of the number of daily impressions in the U.S. where our Brand- Direct and Marketplace solutions advertising clients can have a high degree of engagement opportunity reaching in-market consumers for our advertising clients’ products and services.

Successful M&A Track Record Accelerates Growth

DMS M&A Roadmap

- 11 transactions closed since 2016
- M&A as additive to organic growth initiatives
- Evaluate ability to raise us up on existing curves related to:
  - Deepen existing verticals
  - Improve distribution capabilities
  - Expand into new sectors
  - Add to already strong tech stack

2021 Completed Acquisition

Aimtell/PushPros/Aramis Interactive

- Added powerful, AI-powered SaaS push technology to enhance consumer experiences and engagement
- Provided for hyper-targeted messaging, leveraging advanced machine learning and customization features
- Resulted in larger aggregated audience
- Boosting conversion rates and ROI

Expected to add $25-30 million of revenue, with accretive contribution margin. Aimtell acquisition is estimated to be incremental to 2/26/2021 Consensus estimates of $416.7 million revenue and $70.8 million EBITDA for FY2021.

(Additional details to be shared during Q1 2021 earnings call.)

DMS Disciplined M&A Approach

- Experienced, connected team sees robust deal flow
- Looking to access segments of curves that will accelerate organic growth
- Acquisitions are integrated and harmonized into DMS ecosystem

14

Significant And Growing Brand Name Roster Of Blue-Chip Clients Across Diverse Verticals With An Emerging Insurance Focus INSURANCE: 10 of the largest U.S. insurance firms across auto, home, life & health ECOMMERCE: Leading top consumer brands across ecommerce, DTC, food, retail and more HOME SERVICES: 2 of the leading home security companies in the U.S. HEALTH & WELLNESS: Numerous personal fitness, health and wellness brands CONSUMER FINANCE: Top 3 mortgage lender + top 3 consumer reporting company CAREER & EDUCATION: Top-tier large universities + large learning software providers 15 INSURANCE ECOMMERCE CONSUMER FINANCE CAREER & EDUCATION OTHER Vertical % data represents FY20.

Insurance is still in the early stages of digital transformation of ad spend, and we have seen this trend accelerate in 2020. Because of our strong value proposition to advertisers, our powerful proprietary technology solutions (DMS is the only digital performance advertiser to have a deep SaaS tech integration with a top U.S. insurance provider) and our first-party data asset, we are seeing outpaced growth in the insurance vertical. Accelerating & Significant Growth In The Insurance Vertical 16

DMS Is Positioned To Grow As The Insurance Industry Goes Digital 0. 20. 40. 60. 80. 100. 120. 140. 160. 180. 200. 2019 2020 2021 2022 2023 2024 Value Of Auto Insurance Premiums Written Online1 (U.S.; In Billions) Sources include: 1Statista; 2Stax; 3S&PGlobal 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 2014 2019 2024 2019-2024 CAGR % of Ad Spend Allocated To Digital Channels2 Auto Health Life Home Insurance is a high-spend industry with regard to advertising, and that ad spend is rapidly shifting to digital channels across all categories of insurance as the premium writing process transitions online. $1B+ In 2019, three of the top U.S. insurance companies each spent more than $1B in advertising.3 17

Dynamic Growth In The Insurance Vertical Currently, insurance (inclusive of auto, health, life and home) is the largest vertical in which DMS does business. Our work within the insurance vertical spans both our marketplace and our brand-direct solutions. FY 2019 insurance revenue was $114MM.1 FY 2020 insurance revenue was $164MM, approximately 48% of our revenue. • FY 2020 revenue of $164MM, up $49.7MM (or 43.6%) from prior year. • Q4 Consolidated Insurance revenue +25% sequentially. 1FY19 includes Pro Forma Revenue for Q4 2019 acquisition pre-ownership period (1/1-10/31/19). 18 0 10,000 20,000 30,000 40,000 50,000 60,000 Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 Q1 FY20 Q2 FY20 Q3 FY20 Q4 FY21 Insurance Revenue Growth FY19-FY20 ($ in millions) Life Health Home Auto Q4 FY20

Insurance Growth: By The Numbers

2020

5,500+
Local Agents

+19%
Active Agents in Q4

95%
Of Auto Insurance Advertiser Clients with Deep Integrations

19%
Q/Q Revenue Growth from Top 5 Auto Insurance Clients

+76% from Q1 2020

1,000,000+
Consumer Quote Requests in Q4 2020

+54% q/q

100%
Retention Rate for Top 20 Insurance Clients in 2020[1]

Lifetime Consumer Quote Requests

15MM+
Auto Insurance

2.5MM+
Health Insurance

[1]FY19 includes Pro Forma Revenue for Q4 2019 acquisition pre-ownership period (1/1-10/31/19).

PROTECT

New DMS Marketplace
Leveraging DMS data asset + proprietary tech + expansive media reach; focused on consumer LTV

Soft-Launched December 2020

Currently live with auto insurance. Will become DMS flagship marketplace, helping consumers shop for insurance + other verticals DMS supports.

Already Benefiting from Brand Drag

As of Feb. 26:

More than ½ million visitors, representing $2.5 million in revenue

FY21E
~$25 MM Revenue
60% Net New

19

Digital Media Solutions

Additional Opportunities For Continued Growth Across The Entire DMS Ecosystem The nation’s top brands leverage our digital performance advertising solutions, including our: PROPRIETARY TECH ● FIRST-PARTY DATA ● EXPANSIVE MEDIA REACH 20 Vertical-Agnostic Click Platform SaaS Push Notification Platform Agent-Centric Self-Service Platform Self-Service, Vertical-Agnostic Lead Exchange

Key Investment Takeaways 1. Growing TAM Positioned well within large, underpenetrated and rapidly growing total addressable market with significant tailwinds 5. Successful M&A Strategy Selected accretive acquisitions have positioned the Company for accelerated growth and success 2. Economic Moat Proprietary and data-driven technology platform paired with our first-party data, power the DMS ecosystem and provide a competitive advantage 6. Powerful Financial Engine Drives high FCF conversion compared to peers 3. Proven Client Value Across high-value verticals with high diversification and meaningful focus in the insurance industry 7. Best-In-Class Leadership Team Innovative team with 650+ years of combined experience and average industry experience of 20 years; culture of collaboration that creates winning results 4. ROI-Driven Model Provides accountability and transparency to the digital marketing process, driving high client retention 8. Single Point Of Entry For Clients Proven end-to-end digital customer acquisition solutions provider with flywheel differentiation proven to accelerate growth 21

Financial Overview 22

Reported (GAAP) Adjustments1 Adjusted (Non-GAAP) Revenue $ 102,629 $ 2,101 $ 104,730 Cost of Revenue (74,238) (2,101) (76,339) Gross Margin 28,391 - 28,391 Gross Margin Percentage 27.7% 27.1% Operating Expenses (22,063) (22,063) Depreciation & Amortization (4,647) (4,647) Income (Loss) From Operations 1,681 - 1,681 Interest Expense (3,028) (3,028) Income Tax Benefit (Expense) (1,566) (1,566) Net (Loss)3 (2,913) - (2,913) Adjustments2 Depreciation, Amortization, Interest, Taxes 9,241 9,241 Acquisition Costs & Other Non-Operating 8,165 8,165 Sub-Total Before Additional Adjustments 14,493 - 14,493 Acquisition EBITDA - - Estimated Cost Savings 896 896 Adjusted EBITDA1 15,389 - 15,389 Q4 2020 Performance 1These are non-GAAP financial measures. 2This provides a reconciliation of Adjusted Revenue to Revenue, the most directly comparable GAAP measure (in thousands). 3Net loss ($2,913) includes the net loss ($1,034) allocable to the non-controlling interest of DMSH, a partnership for federal and state income tax purposes, and Net Income of $1,609 for DMS, Inc. 23

Q4 + 2020 Year-End Performance 2020 was a very strong year, resulting in record numbers both on the top and bottom lines. ADJUSTED REVENUE1 Q420 ($ in millions) FY20 ($ in millions) BRAND-DIRECT $ 62.1 $197.5 MARKETPLACE 47.6 156.5 OTHER 4 9.5 TOTAL ADJUSTED REVENUE1,2 104.7 341.2 Q420 ($ in millions) FY20 ($ in millions) ADJUSTED EBITDA1 $ 15.4 $ 54.6 GROSS MARGIN 27.7% 29.6% GROSS PROFIT 28.4 98.8 24 • Our Adjusted Revenue, gross profit and Adjusted EBITDA set records in both Q4 and FY 2020 • Q4 revenue growth was an impressive 56.5%, up from Q4 2019 • Organic growth for this period was 38% • Both Q4 and FY 2020 performance benefited from continued momentum and growth inside of our largest key vertical: insurance 1This is a non-GAAP financial measure. 2This amount is net of intercompany eliminations.

FY 2020 ($ in millions) Q1 Q2 Q3 Q4 Revenue $ 72,728 $ 75,196 $ 82,829 $ 102,629 Pre-Acquisition Revenue - SmarterChaos1 1,924 2,473 310 - Pro Forma Revenue2 74,653 77,669 83,139 $ 102,629 Quarterly Growth4 0.40% 4.00% 7.00% 23.44% Principal Revenue Gross Up3 1,844 1,548 2,307 2,101 Pro Forma Adjusted Revenue3 76,497 79,217 85,446 104,730 Quarterly Growth - Adjusted 0.50% 3.60% 7.90% 22.57% 1This is a non-GAAP measurement used for comparability purposes. SmarterChaos acquired on 7/16/20. 2This is a non-GAAP measurement used for comparability purposes. 3This is a non-GAAP financial measure and the most directly comparable GAAP measure is Revenue. Revenue is adjusted for acquired agency legacy contracts recorded on net basis and adjusted to align with DMS, Inc. and the principal arrangement contracts, reported on a gross basis. 4Q1 2020 compared to Q4 2019 of Pro Forma Revenue of $74,378. Proven Ability To Grow Revenue 25 Growth by Quarter FY 2020

APPENDIX: Additional Non-GAAP Reconciliations 26 The following table provides a reconciliation of Adjusted Revenue to Revenue, the most directly comparable GAAP measure (in thousands): 1Includes the gross up for certain Managed Services contracts that are presented net of costs under GAAP for the three and twelve months ended December 31, 2020. Three Months Ended December 31, 2020 Year Ended December 31, 2020 Reported (GAAP) Adjustments1 Adjusted (Non-GAAP) Reported (GAAP) Adjustments1 Adjusted (Non-GAAP) Net Revenue $ 102,629 $ 2,101 $ 104,730 $ 333,382 $ 7,801 $ 341,183 Cost of Revenue 74,238 2,101 76,339 234,576 7,801 242,377 Gross Profit 28,391 - $ 28,391 98,806 - 98,806 Gross Profit Margin 27.7% --- % 27.1% 29.6% --- % 29.0%

APPENDIX: Additional Non-GAAP Reconciliations 27 Reconciliation of Insurance Revenue for Applicable Periods to Total GAAP Revenue 2019 ($ in millions) 2020 ($ in millions) Revenue Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 Q1 FY20 Q2 FY20 Q3 FY20 Q4 FY20 Life $ 4,039 $ 3,657 $ 2,181 $ 1,720 $ 2,373 $ 2,155 $ 1,817 $ 7,394 Health 3,778 4,609 4,388 6,628 6,049 5,443 5,682 4,352 Home 1,734 2,398 3,114 2,935 2,521 2,940 3,541 4,879 Auto 18,093 16,602 19,910 18,312 21,100 25,954 31,387 36,228 Insurance Vertical 27,644 27,266 29,593 29,593 32,044 36,492 42,427 52,853 Other Verticals 30,178 30,479 27,982 35,561 40,684 38,704 40,403 49,777 GAAP Revenue 57,822 57,745 57,575 65,154 72,728 75,196 82,830 102,629 Principal Revenue Gross Up1 1,804 1,640 1,821 1,774 1,844 1,548 2,307 2,101 Adjusted Revenue2 59,626 59,385 59,396 66,928 4,572 76,744 84,137 104,730 1Reported Revenue adjusted for acquired agency legacy contracts recorded on net basis and adjusted to align with DMS, Inc. Principal arrangement contracts reported on a gross basis. This provides a reconciliation of non-GAAP Adjusted Revenue to Revenue, the most directly comparable GAAP measure (in thousands). 2This is a non-GAAP financial measure.

APPENDIX: Additional Non-GAAP Reconciliations 28 Reported (GAAP) Adjustments1 Adjusted (Non-GAAP)1 Revenue $ 333,382 $ 7,801 $ 341,183 Cost of Revenue (234,576) (7,801) (242,377) Gross Margin 98,806 - 98,806 Gross Margin Percentage 29.6% 29.0% Operating Expenses (65,855) (65,855) Depreciation & Amortization (17,954) (17,954) Income (Loss) From Operations 14,997 14,997 Interest Expense (13,730) (13,730) Income Tax Benefit (expense) (3,467) (3,467) Net (loss) (2,200) (2,200) Adjustments2 Depreciation, Amortization, Interest, Taxes 39,465 39,465 Acquisition Costs & Other Non-Operating 10,238 10,238 Sub-Total Before Additional Adjustments 47,503 47,503 Acquisition EBITDA - - Estimated Cost Savings 7,122 7,122 Adjusted EBITDA1 54,625 54,625 Adjusted EBITDA Percentage 16.4% 16.0% Capital Expenditures 10,410 10,410 Unlevered Free Cash Flow1 44,215 44,215 1These are non-GAAP financial measures. 2This provides a reconciliation of Adjusted Revenue to Revenue, the most directly comparable GAAP measure (in thousands).

29 APPENDIX: Additional Non-GAAP Reconciliations Three Months Ended December 31, 2020 Year Ended December 31, 2020 Earnings Per Share Attributable to Digital Media Solutions, Inc. Basic and Diluted $ (0.05) $ (0.01) Weighted-Average Shares Outstanding – Basic and Diluted 32,369 32,335 Net Income (Loss) Attributable to Digital Media Solutions, Inc. (1,609) (472) Add Adjustments to Net Income (Loss) Acquisition and Related Costs 1,058 2,008 Lease Restructuring Charges 986 4,157 Business Combination Expenses 785 3,157 Equity-Based Compensation 958 958 3,787 10,280 Net Income Tax (Expense) 48 131 Adjusted Net Income1 (Loss) 2,226 9,939 Weighted-Average Shares Outstanding – Basic and Diluted Classic A Common Stock 32,369 32,335 Weighted-Average LLC Units of Digital Media Solutions Holdings, LLC that Are Convertible into Class A Common Stock 26,306 26,306 58,675 58,641 Adjusted EPS1 0.04 0.17 1This is non-GAAP financial measure.